BioLargo

We Make Life Better



An innovation engine for a better tomorrow

LD Micro October 2025

Stock Symbol:
OTCQX:BLGO

Safe Harbor Statement

All statements, other than statements of historical fact, included in this presentation and management's explanation and discussion of this presentation, regarding our strategy, future operations, future financial position, future revenues, projected costs, prospects and plans and objectives of management are forward-looking statements. The words "anticipates," "believes," "estimates," "expects," "intends," "may," "plans," "projects," "will," "would" and similar expressions, including graphical information, are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. We have based these forward-looking statements on our current expectations and projections about future events. Although we believe that the expectations underlying our forward-looking statements are reasonable, these expectations may prove to be incorrect, and all of these statements are subject to risks and uncertainties. Therefore, you should not place undue reliance on our forward-looking statements. We have included important risks and uncertainties in the cautionary statements about our business in our filings with the Securities and Exchange Commission, particularly the section titled "Risk Factors" in our Form 10-K and subsequent filings. We believe these risks and uncertainties could cause actual results or events to differ materially from the forward-looking statements that we make. Should one or more of these risks and uncertainties materialize, or should underlying assumptions, projections or expectations prove incorrect, actual results, performance or financial condition may vary materially and adversely from those anticipated, estimated or expected. In the light of these risks and uncertainties, the forward-looking events and circumstances discussed in this presentation may not occur, and actual results could differ materially from those anticipated or implied in the forward-looking statements. Any forward-looking statement made by us is based only on information currently available to us and speaks only as of the date on which it is made.



Who we are

- Innovators, scientists, engineers, and entrepreneurs
- Passionate about sustainability and human health
- Driven by a mission to *make life better*



What we do

- Best-in-class solutions for cleantech problems
- Focus on problems without good solutions
- Aim for partnerships and spin-outs to capitalize on our IP

The BioLargo Innovation Engine

BioLargo
We Make Life Better

BioLargo Engineering, Science & Technologies — *Engineering*

BioLargo Canada — *R&D*

Investing in...

BioLargo ENERGY TECHNOLOGIES

CLYRA™ Medical Technologies Inc

ONM ENVIRONMENTAL PRODUCTS AND SERVICES

BioLargo EQUIPMENT • SOLUTIONS • TECHNOLOGIES

BioLargo
We Make Life Better

BioLargo AI Solutions

The BioLargo Portfolio Addresses AI Infrastructure Chokepoints

- Cellinity batteries
- Supply chain independence
- Water reuse - Up to 90% water reduction
- PFAS & contaminant management
- Recycling

The Unseen Value of the BioLargo Portfolio

- Unmatched technologies
- Capital-conserving strategy
- Highly qualified people
- Driven for high impact



BioLargo ENERGY TECHNOLOGIES
CLYRA Medical Technologies Inc
BioLargo EQUIPMENT • SOLUTIONS • TECHNOLOGIES
ONM ENVIRONMENTAL PRODUCTS AND SERVICES
$100M+
$750M+
$1B+
$2.5B+

*These are targeted minimum future values for our portfolio companies, based on management's modeling. This analysis <u>does not include other technologies in BioLargo's portfolio</u>. All business plans are subject to inherent risks and market barriers to entry. *See Company's Annual and Quarterly Reports on Forms 10-K and 10-Q to understand all risks involved in the company's business plan.*

BioLargo Value: "The sum of the parts bull case debate"

	Benchmarks	Future Value Potential*	Approx % BLGO as of last report	Royalty
Battery	$44 Million	$2.5 Billion+	95%	✓
Medical	$95 Million	$1 Billion+	49%	✓
PFAS	$60 Million*	$750 Million+	100%	✓
Odor	$40 Million*	$100 Million+	100%	✓
Engineering	NA	NA	70/30% profit split	
	$200 Million*	$4.35 Billion*		
	≅ 4-5X	≅ 50- 87X		

BioLargo
We Make Life Better


CELLINITY

Liquid Sodium Battery



Some of our clients


Citizens Gas
DOE
ENREMA
Union Carbide
Proton Power
HAVCO
DOD
USAF
Schlegel
TSCAi
Moss Landing
US Army
Picatinny Arsenal
Major Waste Handlers
Lamb Weston

Engineering Bona Fides

- Engineers and scientists with decades of experience in cleantech development and services
- Expertise in energy, regulatory affairs, process design, and battery chemistry
- Industry veterans from CB&I and Shaw Engineering

BioLargo
Engineering, Science & Technologies

The Economist ≡ Menu My Economist

Business | Charging forward

Clean energy's next trillion-dollar business

Grid-scale batteries are taking off at last



ILLUSTRATION: ROSE WONG

> "global energy storage experts have predicted the global supply of battery energy storage will need to increase from today's 200 gigawatts to more than a terawatt by 2030 and more than five terawatts by 2050, fueling a market projected to be worth between $200 billion and $700 billion by 2030 and between $1 and $3 trillion by 2040."

The Problems with Lithium Batteries

- Explosive
- High risk of thermal runaway
- Global supply chain risk
- Poor environmental outcomes





BioLargo's Cellinity battery technology was created to provide a better option for battery energy storage than lithium-ion, empowering grid stability and storage of renewable energy.

Compared to lithium-ion, Cellinity is:

CELLINITY
BY BIOLARGO ENERGY TECHNOLOGIES

CELLINITY BATTERY

1 SAFER

Far safer because it has no risk of fire or explosion

2 SUSTAINABLE

More sustainable because it contains no rare earth metals or toxic chemicals

3 DURABLE

Lasts longer because its performance does not degrade with each cycle

4 EFFICIENT

Is more energy dense, making it ideal for large format energy storage


CELLINITY
CELLINITY

Compared to other Battery Chemistries

Specification	Lithium-ion (cobalt oxide)	Sodium-ion	Molten calcium antimony	Lead acid	Nickel cadmium	BioLargo Battery (Liquid Sodium)
Energy density (Wh/kg)	150-190	75-165	Low	30-50	45-80	552
Life cycle (down to 80% discharge)	500-1,000	2,000-6,000	No loss in discharge	200-300	1,000	No loss in discharge
Open circuit cell voltage (V)	3.7	~2.1	~2.5	2	1.2	4.2
Operating temperature (°C)	0 to 45	-20 to 40	~500	-20 to 50	-20 to 65	120 to 250
Self-discharge (%/month)	<10%	Negligible		5%	20%	0
Safety considerations	• Serious fires can occur, protection circuit mandatory • Thermal runaway possible	No serious risks	• Jacket is very hot (minor safety concern) • Not to be shaken	• Very toxic	• Very toxic • Fuse protection required	• NO THERMAL RUNAWAY • Insulated for high temperatures
Toxicity considerations	Low	Low risk	Contains antimony (toxic)	Very toxic	Very toxic	Low risk
Materials	Scarce	Earth-abundant	Earth-abundant	Diverse supply	Cadmium rare	Earth-abundant

Products






Cellinity



We need better batteries

- Data Center & AI Infrastructure Boom
- Resilience
- Balancing
- Arbitrage – buy low & sell high
- Enabling Renewable Energy- Intermittency







BioLargo ENERGY TECHNOLOGIES

Independent Evaluation Confirms Breakthrough Performance of BioLargo's Cellinity Battery Technology for Grid-Scale Energy Storage

6/25



CELLINITY
$BLGO

Commercialization Pathway and Valuation Roadmap


BioLargo ENERGY TECHNOLOGIES
$20 million valuation at seed round
Complete pilot manufacturing facility
Make and test prototype cells
Scale up cells and battery packs
Secure manufacturing MOUs
JV
Completed third-party validation testing
$43 million valuation – Series A
Firm up JV Financing $400 million valuation (75% of 10-year NPV of $1.5B) plan to raise $40 million (Series B)
Build component manufacturing support facility
Build Cellinity factories for partners
$1.5 billion NPV
>$2.5 billion future valuation

Globally Scalable Business model: sell factories, not batteries

Factories that are *owned and operated locally*, with BioLargo holding a minority position

Adapt capacity to meet demand scale: giga- vs micro-factory

Why own a Cellinity factory?

- Best available battery for a hungry market
- Capitalize on domestic manufacturing incentives
- Impressive ROI
- Myriad benefits to regional community



Revenue Streams

Royalty Income	Factory Profit Sharing	Design and Construction of Factories
• 6% royalty on gross sales • ~$30 million per factory once at capacity	• Target 19% BETI ownership of each factory • ~$10-15 million per factory • Share in monetization of tax credits	• Each factory will cost $100 million capital cost • ~$50 million will run through BETI's books • Revenue begins during design phase

REPRESENTATIVE BATTERY FACTORY PARTNERSHIP PROJECT

Development → 2.5 years → *Operational*

$50 million revenue to BETI on average project (engineering, equipment, training, etc.)

2.5 years

BETI receives
- 6% Royalty
- % of profits based on ownership
- Revenues from component supply



Giga Factory Model – Summary

(Cap-X ≅ $170 million at Scale Annual NOI $80-$90 Million)

	Year - 1	Year - 2	Year - 3	Year - 4	Year - 5
Number of Units Produced	875	1,750	1,750	1,750	1,750
Gross Sales	$ 262,500,000	$ 525,000,000	$ 514,500,000	$ 504,210,000	$ 494,125,800
Cost of Goods Sold (CoGS)	176,640,625	296,756,250	282,625,000	275,559,375	268,493,750
Commissions and Fees	26,250,000	52,500,000	51,450,000	50,421,000	49,412,580
GROSS REVENUE	**$ 59,609,375**	**$ 175,743,750**	**$ 180,425,000**	**$ 178,229,625**	**$ 176,219,470**
Operating Expenses (SG&A)					
Payroll & Burdens	$ 14,547,000	$ 25,094,000	$ 25,972,000	$ 26,881,000	$ 27,822,000
Contract Labor (Not included in Payroll)	$ 2,700,000	$ 2,916,000	$ 3,134,700	$ 3,228,741	$ 3,325,603
Sales and Marketing (excl. Sales Commission)	$ 3,000,000	$ 3,300,000	$ 3,465,000	$ 3,638,250	$ 3,820,163
Legal, Insurance & Licenses	$ 2,070,000	$ 2,233,500	$ 2,301,135	$ 2,370,831	$ 2,442,650
Building Lease *(nil if building is owned)*	$ -	$ -	$ -	$ -	$ -
Rent or Lease -- Vehicles, Machinery, Misc.	$ 3,900,000	$ 4,527,000	$ 5,094,810	$ 5,537,454	$ 5,931,278
Repairs and Maintenance	$ 3,000,000	$ 3,750,000	$ 4,500,000	$ 4,950,000	$ 5,197,500
Utilities	$ 3,000,000	$ 5,250,000	$ 6,562,500	$ 7,054,688	$ 7,583,789
Other	$ 5,400,000	$ 6,225,000	$ 6,776,850	$ 7,067,906	$ 7,324,263
TOTAL OPERATING EXPENSES (SG&A)	**$ 37,617,000**	**$ 53,295,500**	**$ 57,806,995**	**$ 60,728,869**	**$ 63,447,246**
Cellinity (BETI) Royalty	15,750,000	31,500,000	30,870,000	30,252,600	29,647,548
NET OPERATING INCOME	**$ 6,242,375**	**$ 90,948,250**	**$ 91,748,005**	**$ 87,248,156**	**$ 83,124,676**
Capital Expense Reserve	*$ -*	*$ 2,664,760*	*$ 3,468,418*	*$ 4,251,021*	*$ 5,075,766*
CASH FLOW					
NOI	$ 6,242,375	$ 90,948,250	$ 91,748,005	$ 87,248,156	$ 83,124,676
Capital Expenditures	-	(2,664,760)	(3,468,418)	(4,251,021)	(5,075,766)
Debt Service	(5,309,371)	(5,309,371)	(5,309,371)	(5,309,371)	(5,309,371)
Accounts Receivables	(327,721)	(4,774,799)	(4,816,771)	(4,580,528)	(4,364,054)
Free Cash Flow	***$ 605,283***	***$ 78,199,320***	***$ 78,153,444***	***$ 73,107,236***	***$ 68,375,484***
Beginning Cash	40,000,000	40,605,211	118,804,831	196,958,296	270,065,534
Ending Cash	**$ 40,605,283**	**$ 118,804,530**	**$ 196,958,275**	**$ 270,065,532**	**$ 338,441,018**




GR v. NOI v. Ending Cash
$400,000,000
$350,000,000
$300,000,000
$250,000,000
$200,000,000
$150,000,000
$100,000,000
$50,000,000
$-
Year - 1
Year - 2
Year - 3
Year - 4
Year - 5
GROSS REVENUE
NET OPERATING INCOME
ENDING CASH

BETI Roll-Up Model: Factory Development & Operation

Cellinity™ Royalty Income	6%	per year
BETI Equity Capital Distribution	19%	per year

	Project Development / Pre-Operational Period			Factory Operating Years				
	Year -2	**Year -1**	**Year 0**	**Year 1**	**Year 2**	**Year 3**	**Year 4**	**Year 5**
Number of Operating Giga Factories	0.0	0.0	0.0	1.0	1.5	3.0	4.5	5.0
Royalty Income	$ -	$ -	$ -	$ 15,750,000	$ 47,250,000	$ 92,610,000	$ 136,136,700	$ 148,237,740
Capital Distribution 100%	-	-	-	114,990	22,286,892	44,547,475	62,506,688	64,956,869
CAPEX Services Revenue	5,283,300	21,133,300	44,908,300	71,325,000	71,325,000	23,775,000	-	-
OPEX Services Revenue	-	-	-	41,716,300	62,574,500	125,149,000	187,723,500	208,581,700
GROSS REVENUE	**$ 5,283,300**	**$ 21,133,300**	**$ 44,908,300**	**$ 128,906,290**	**$ 203,436,392**	**$ 286,081,475**	**$ 386,366,888**	**$ 421,776,309**
Operating Expenses (SG&A)								
Payroll & Burdens - BETI/Cellinity	$ 145,500	$ 145,500	$ 727,300	$ 1,454,600	$ 1,527,300	$ 1,603,700	$ 1,683,900	$ 1,768,100
Sales and Marketing (excl. Sales Commission)	3,000	3,000	15,000	30,000	31,500	33,075	34,729	36,465
Commissions and Fees	30,000	30,000	150,000	300,000	315,000	330,750	347,288	364,652
Legal, Insurance & Licenses	19,200	19,200	96,000	192,000	201,600	211,680	222,264	233,377
Rent or Lease -- Vehicles, Machinery, Misc.	9,000	9,000	45,000	90,000	94,500	99,225	104,186	109,396
Repairs and Maintenance	14,400	14,400	72,000	144,000	151,200	158,760	166,698	175,033
Utilities	1,440	1,440	7,200	14,400	15,120	15,876	16,670	17,503
Other	28,200	28,200	93,000	186,000	195,300	205,065	215,318	226,084
TOTAL OPERATING EXPENSES (SG&A)	**$ 250,740**	**$ 250,740**	**$ 1,205,500**	**$ 2,411,000**	**$ 2,531,520**	**$ 2,658,131**	**$ 2,791,053**	**$ 2,930,610**
Cost of CAPEX Service Cost *(not included in SG&A)*	$ 4,826,250	$ 19,305,000	$ 41,023,125	$ 65,154,375	$ 65,154,375	$ 21,718,125	$ -	$ -
Cost of OPEX Service Cost *(not included in SG&A)*	-	-	-	32,992,000	49,488,000	98,976,000	148,464,000	164,960,000
NET OPERATING INCOME	**$ 206,310**	**$ 1,577,560**	**$ 2,679,675**	**$ 28,348,915**	**$ 86,262,497**	**$ 162,729,219**	**$ 235,111,836**	**$ 253,885,699**
CASH FLOW								
NOI	$ 206,310	$ 1,577,560	$ 2,679,675	$ 28,348,915	$ 86,262,497	$ 162,729,219	$ 235,111,836	$ 253,885,699
Capital Expenditures	-	-	-	-	126,577	132,906	139,551	146,529
Free Cash Flow	***$ 206,310***	***$ 1,577,560***	***$ 2,679,675***	***$ 28,348,915***	***$ 86,389,074***	***$ 162,862,125***	***$ 235,251,387***	***$ 254,032,227***
Beginning Cash	-	206,384	1,577,634	2,679,712	28,348,967	86,389,068	162,862,169	235,251,462
	$ 206,310	$ 1,783,944	$ 4,257,309	$ 31,028,627	$ 114,738,041	$ 249,251,193	$ 398,113,556	$ 489,283,689

MOUs for Factory Projects with partners + innovative financing strategies to create big wins for the communities and BioLargo*

- Arizona
- Texas
- Latin America
- New Jersey
- Norway
- Africa
- Puerto Rico
- Tribal Lands









Clyra Medical Technologies

CLYRA™ Medical Technologies Inc

Entering the Next Stage of Commercialization

- FDA Cleared
- Major distribution agreements already signed and preparing to launch sales
- Expanded Market Access –
  - U.S. & international markets
  - 6,100 hospitals, 6,300 surgery centers, and 2,200 wound care clinics in the U.S.
- Platform Technology
- Capital Infusion – $7.5M+ over last 12 months
- Pipeline Expansion – Developing new products

PFAS Treatment and Other Water Treatment Technologies

BioLargo
EQUIPMENT • SOLUTIONS • TECHNOLOGIES



- (New Jersey) – AEC unit delivered
- US and State EPA – cooperation / validation
- Performance Breakthroughs:
  - Removed PFAS <4 ppt (exceeds new EPA advisory)
  - Removed ultrashort PFAS – rare industry capability
- Large Industry Pilots – wastewater treatment with full-scale project potential
- Industry Recognition Garratt Callahan
- Major partnerships in negotiation
- Advisory role ETTAC (Secretary of Commerce)

ONM Environmental and Private Label Products

BioLargo Protects Its Intellectual Property That Built a National Brand - Pooph's License Was Revoked for Non-Payment and Unauthorized Activities

WESTMINSTER, CA, CA / ACCESS Newswire / October 7, 2025 / BioLargo, Inc.

"Our technology is the foundation that built the Pooph brand and made it successful," said Dennis P. Calvert, President and CEO of BioLargo. "BioLargo's patented odor control technology, developed and perfected over years of research, is what made Pooph possible. We acted decisively to revoke their license when Pooph failed to meet its financial obligations and stepped outside the agreed boundaries of our contract."

- Situation
  - Smallest in the Portfolio
  - Stock price pressure from limited equity line use to shore up working capital
- Action
  - Protect intellectual property
  - Revoked Pooph license due to failure to pay and other contract breaches owes ≅ $3.8 Million
- Outlook
  - Expect easing stock pressure as other segments continue growth
  - Significant upside when re-positioned
  - Proven ability to turn niche into national brand — focus now on stabilization & growth 60K+ positive customer reviews means the science behind the brand works

Engineering & Environmental Services

BioLargo
Engineering, Science & Technologies

Expanding Our Reach



- Revenue up – strong demand for environmental engineering services.
- Strategic Value
  - Provides stable cash flow & deepens client relationships.
  - Strengthens core technology commercialization.
  - Innovation specialists

NET STOCKHOLDER'S EQUITY
END OF Q2


$7
$6
$5
$4
$3
$2
$1
$0
$(1)
$(2)
$(3)
MILLIONS
$6.06 M
2018
2019
2020
2021
2022
2023
2024
Q2 OF 2025

Trends are not necessarily indicative of future performance

Note that $3.8 million in notes from Pooph in default and subject to impairment review and Clyra increased investment capital inflow in review



ANNUAL RUN RATE
MILLIONS
$20
$18
$16
$14
$12
$10
$8
$6
$4
$2
$0
2018
2019
2020
2021
2022
2023
2024
2025 RUN RATE AS OF Q2
The Pooph Effect!

**Trends are not necessarily indicative of future performance, and future revenues are highly dependent on our partners' performance.*

Q2 2025 Financials:

Revenue

- $2.78 million vs $5.01 million in Q2 2024

Net loss

- $1.88 million vs $0.78 million in Q2 2024

SG&A

- $2.69 million vs $2.40 million in Q2 2024

Net cash generated/used in operating activities

- QTD: ($1.93 million) vs ($0.15 million) in Q2 2024
- YTD: ($3.76 million) vs $0.33 million in Q2 2024

The BioLargo Family of Companies

BioLargo, Inc. is a sustainable science, technology & full-service enviromental engineering company that makes life better by delivering world-class products and services across a broad range of industries, with a drive to deliver clean water, clean air, and advanced antimicrobials for healthcare.


Westminster, California, USA
Edmonton, Alberta, Canada
Oak Ridge, Tennessee, USA
Daegu, South Korea (Joint Venture)
Tampa, Florida, USA

BioLargo
We Make Life Better

OTCQX: BLGO

Contact:

Dennis Calvert
President & CEO
BioLargo, Inc.
14921 Chestnut St.
Westminster, CA 92683
(888) 400-2863
dc@BioLargo.com
www.BioLargo.com